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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): AUGUST 22, 2008

                      INTEGRATED HEALTHCARE HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

             NEVADA                        0-23511              87-0573331
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

               1301 N. TUSTIN AVENUE, SANTA ANA, CALIFORNIA 92705
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 953-3503
                  ____________________________________________

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

         On August 22, 2008, the Board of Directors of Integrated Healthcare Holdings, Inc., a Nevada corporation (the "Company"), upon the recommendation of the Nominations and Governance Committee of the Board of Directors, amended the Company's Bylaws to revise the provisions of Article II, Section 3 of the Bylaws relating to special meetings of shareholders. A copy of the Bylaws of the Company, as amended, are attached to this Report as Exhibit 3.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

EXHIBIT NUMBER                        DESCRIPTION

3.1               Bylaws of Integrated Healthcare Holdings, Inc., as amended on
                  August 22, 2008.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Integrated Healthcare Holdings, Inc.



                                            By: /s/ Steven R. Blake
                                                --------------------------------
                                            Name:  Steven R. Blake
                                            Title: Chief Financial Officer
Date: August 28, 2008


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